Accounts Receivable, Net	12 Months Ended
Dec. 31, 2025
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Accounts Receivable, Net

Note 6. Accounts Receivable, Net

As of December 31, 2025, accounts receivable, net consisted of accounts receivable of $135.8 million less allowance for credit losses of $5.5 million. As of December 31, 2024, accounts receivable, net consisted of accounts receivable of $90.5 million less allowance for credit losses of $5.0 million.

The movement in the allowance for credit losses during the year are as follows:

	2025	2024	2023
Beginning balance – January 1	$4,974	$5,136	$2,486
Provision for expected credit losses	2,150	1,551	2,993
Write-offs, net of recoveries	(1,633)	(1,709)	(518)
Foreign currency translation adjustments	20	(4)	175
Ending balance – December 31	$5,511	$4,974	$5,136